EXHIBIT 32.1



                       CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350,
                        AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Portsmouth Square, Inc. (the "Company") on Form 10-KSB for the fiscal year ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I John V. Winfield, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: September 29, 2003                        /s/ John V. Winfield
                                                ----------------------------
                                                John V. Winfield, President
                                                and Chief Executive Officer




[A signed original of this written statement required by Section 906 has been provided to Portsmouth Square, Inc. and will be retained by Portsmouth Square, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]